Exhibit 99.1

Avalara Announces Fourth Quarter and Fiscal Year 2019 Financial Results

Fourth Quarter Total Revenue of $107.6 Million

Fiscal 2019 Total Revenue of $382.4 Million

Approximately 11,960 Core Customers as of December 31, 2019

SEATTLE – February 12, 2020 – Avalara, Inc. (NYSE: AVLR), a leading provider of tax compliance automation for businesses of all sizes, today announced financial results for its fourth quarter and year ended December 31, 2019.

“Avalara’s strong fourth quarter closed out an exciting year, highlighted by Q4 revenue growing 40% year over year,” said Scott McFarlane, co-founder and chief executive officer of Avalara. “As we look ahead to 2020, the global demand for compliance automation continues as laws, governments, and technologies change, and businesses everywhere grow. With renewed focus and energy around our vision, the Avalara team is focusing on driving efficient growth in every aspect of our business to capture the opportunity ahead of us.”

Adoption of the New Revenue Recognition Standard – ASC 606

Avalara adopted the new revenue recognition accounting standard, Accounting Standards Codification (“ASC”) 606, effective January 1, 2019 on a modified retrospective basis. Financial results for reporting periods during 2019 are presented in compliance with the new revenue recognition standard. Historical financial results for reporting periods prior to 2019 are presented in conformity with amounts previously disclosed under the prior revenue recognition standard, ASC 605. This press release includes additional information to reconcile the impacts of the adoption of the new revenue recognition standard on the Company’s financial results for the three months and year ended December 31, 2019, including the presentation of financial results during 2019 under ASC 605 for comparison to the prior year.

Fourth Quarter 2019 Financial Results – ASC 606 (standard adopted effective January 1, 2019)

•	Revenue: ASC 606 total revenue was $107.6 million in the fourth quarter of 2019. Subscription and returns revenue was $99.9 million. Professional services revenue was $7.7 million.

•

Gross Profit: ASC 606 GAAP gross profit was $74.7 million in the fourth quarter of 2019, representing a 69% gross margin. ASC 606 non-GAAP gross profit was $76.8 million, representing a 71% non-GAAP gross margin.

•	Operating Loss: ASC 606 GAAP operating loss was $15.3 million in the fourth quarter of 2019. ASC 606 non-GAAP operating loss was $5.1 million.

•	Net Loss: ASC 606 GAAP net loss was $12.3 million in the fourth quarter of 2019. ASC 606 non-GAAP net loss was $2.0 million.

•

Net Loss per Share: ASC 606 GAAP net loss per share was $0.16 based on 77.1 million weighted-average shares outstanding in the fourth quarter of 2019. ASC 606 non-GAAP net loss per share was $0.03 based on 77.1 million weighted-average shares outstanding.

•	Deferred Revenue: ASC 606 total deferred revenue was $161.2 million at December 31, 2019. The current portion of ASC 606 deferred revenue was $160.3 million at December 31, 2019.

•

Cash: Net cash provided by operating activities was $17.0 million in the fourth quarter of 2019, compared to $7.0 million provided by operating activities in the fourth quarter of 2018. Free cash flow was $14.0 million, compared to $4.5 million in the fourth quarter of 2018. Cash and cash equivalents totaled $467.0 million at December 31, 2019, compared to cash and cash equivalents of $142.3 million at December 31, 2018.

•	Calculated Billings: Calculated billings were $120.8 million in the fourth quarter of 2019, compared to calculated billings of $93.4 million in the fourth quarter of 2018.

Fourth Quarter 2019 Financial Results – ASC 605

•

Revenue: ASC 605 total revenue was $107.7 million in the fourth quarter of 2019, up 40% from $76.9 million in the fourth quarter of 2018. Subscription and returns revenue was $100.0 million, up 39% from $71.7 million in the same period last year. Professional services revenue was $7.7 million, up 48% from $5.2 million in the same period last year.

•

Gross Profit: ASC 605 GAAP gross profit was $74.8 million in the fourth quarter of 2019, representing a 69% gross margin, compared to a GAAP gross profit of $54.7 million and a 71% gross margin in the fourth quarter of 2018. ASC 605 non-GAAP gross profit was $76.9 million, representing a 71% non-GAAP gross margin, compared to a non-GAAP gross profit of $56.2 million and a 73% non-GAAP gross margin in the fourth quarter of 2018.

•

Operating Loss: ASC 605 GAAP operating loss was $21.2 million in the fourth quarter of 2019, compared to a GAAP operating loss of $19.4 million in the fourth quarter of 2018. ASC 605 non-GAAP operating loss was $10.9 million, compared to a non-GAAP operating loss of $13.3 million in the fourth quarter of 2018.

•

Net Loss: ASC 605 GAAP net loss was $18.2 million in the fourth quarter of 2019, compared to a GAAP net loss of $18.4 million in the fourth quarter of 2018. ASC 605 non-GAAP net loss was $7.9 million, compared to a non-GAAP net loss of $12.3 million in the fourth quarter of 2018.

•

Net Loss per Share: ASC 605 GAAP net loss per share was $0.24 based on 77.1 million weighted-average shares outstanding in the fourth quarter of 2019, compared to a GAAP net loss per share of $0.28 based on 66.7 million weighted-average shares outstanding in the fourth quarter of 2018. ASC 605 non-GAAP net loss per share was $0.10 based on 77.1 million shares outstanding in the fourth quarter of 2019, compared to ASC 605 non-GAAP net loss per share of $0.19 based on 66.7 million shares outstanding in the fourth quarter of 2018.

•

Deferred Revenue: Total ASC 605 deferred revenue was $175.4 million at December 31, 2019, up from $134.7 million at December 31, 2018. The current portion of ASC 605 deferred revenue was $166.4 million at December 31, 2019, up from $125.3 million at December 31, 2018.

•	Cash: The adoption of ASC 606 did not have an impact on cash and free cash flow.

Fiscal Year 2019 Financial Results – ASC 606 (standard adopted effective January 1, 2019)

•	Revenue: ASC 606 total revenue was $382.4 million in fiscal year 2019. Subscription and returns revenue was $355.2 million. Professional services revenue was $27.2 million.

•

Gross Profit: ASC 606 GAAP gross profit was $267.1 million in fiscal year 2019, representing a 70% gross margin. ASC 606 non-GAAP gross profit was $275.1 million, representing a 72% non-GAAP gross margin.

•	Operating Loss: ASC 606 GAAP operating loss was $55.9 million in fiscal year 2019. ASC 606 non-GAAP operating loss was $14.4 million.

•	Net Loss: ASC 606 GAAP net loss was $50.2 million in fiscal year 2019. ASC 606 non-GAAP net loss was $8.7 million.

•

Net Loss per Share: ASC 606 GAAP net loss per share was $0.68 based on 73.3 million weighted-average shares outstanding in fiscal year 2019. ASC 606 non-GAAP net loss per share was $0.12 based on 73.3 million weighted-average shares outstanding.

•

Cash: Net cash provided by operating activities was $22.4 million in fiscal year 2019, compared to $3.1 million used by operating activities in fiscal year 2018. Free cash flow was positive $12.2 million, compared to negative $18.5 million in fiscal year 2018.

•	Calculated Billings: Calculated billings were $423.4 million in fiscal year 2019, compared to calculated billings of $314.5 million in fiscal year 2018.

Fiscal Year 2019 Financial Results – ASC 605

•

Revenue: ASC 605 total revenue was $383.0 million in fiscal year 2019, up 41% from $272.1 million in fiscal year 2018. Subscription and returns revenue was $355.9 million, up 40% from $254.1 million in the prior year. Professional services revenue was $27.1 million, up 50% from $18.0 million in the prior year.

•

Gross Profit: ASC 605 GAAP gross profit was $267.7 million in fiscal year 2019, representing a 70% gross margin, compared to a GAAP gross profit of $193.4 million and a 71% gross margin in fiscal year 2018. ASC 605 non-GAAP gross profit was $275.7 million, representing a 72% non-GAAP gross margin, compared to a non-GAAP gross profit of $199.1 million and a 73% non-GAAP gross margin in fiscal year 2018.

•

Operating Loss: ASC 605 GAAP operating loss was $74.4 million in fiscal year 2019, compared to a GAAP operating loss of $76.1 million in fiscal year 2018. ASC 605 non-GAAP operating loss was $32.9 million, compared to a non-GAAP operating loss of $45.0 million in fiscal year 2018.

•

Net Loss: ASC 605 GAAP net loss was $68.8 million in fiscal year 2019, compared to a GAAP net loss of $75.6 million in fiscal year 2018. ASC 605 non-GAAP net loss was $27.3 million, compared to a non-GAAP net loss of $44.5 million in fiscal year 2018.

•

Net Loss per Share: ASC 605 GAAP net loss per share was $0.94 based on 73.3 million weighted-average shares outstanding in fiscal year 2019, compared to a GAAP net loss per share of $1.95 based on 38.7 million weighted-average shares outstanding in fiscal year 2018. ASC 605 non-GAAP net loss per share was $0.37 based on 73.3 million shares outstanding in fiscal year 2019, compared to ASC 605 non-GAAP net loss per share of $0.67 based on 66.2 million non-GAAP shares outstanding in fiscal year 2018.

•	Cash: The adoption of ASC 606 did not have an impact on cash and free cash flow.

Reconciliations of GAAP to non-GAAP financial measures have been provided in the tables included in this release.

Fourth Quarter and Fiscal Year 2019 Operating Highlights

•

Key Metrics: We ended the fourth quarter of 2019 with approximately 11,960 core customers, up from approximately 11,240 core customers at the end of the previous quarter and up from 9,070 at the end of the previous fiscal year. Our net revenue retention rate was 111% in the fourth quarter of 2019 and has averaged 111% over the last four quarters.

•

Chief Financial Officer Transition: We announced that chief financial officer (“CFO”), Bill Ingram, will retire March 31, 2020, and will be succeeded as CFO by Ross Tennenbaum, Avalara’s executive vice president of strategic initiatives. Ingram joined Avalara in December 2015 as CFO and built a finance team ready to manage a public company and lead the team through Avalara’s IPO. On January 29, 2020, Ingram was appointed to the Board of Directors and will continue to serve as a director following his retirement. In Tennenbaum’s current role as executive vice president of strategic initiatives, he leads several businesses that have developed from Avalara’s investments and acquisitions and represent important growth initiatives for the company. Tennenbaum’s experience was built over a 10-year investment banking career at Goldman Sachs and Credit Suisse, including working with Avalara since 2014 and leading our IPO in 2018.

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Expansion of International Management Team: We announced the appointment of enterprise software executive Salim Ali as senior vice president of international. His responsibilities include shaping the company’s growth and go-to-market strategies internationally to scale and accelerate growth across all international markets including EMEA, Brazil, and India. Ali brings more than two decades of enterprise software, marketing, and business management experience to Avalara. He has overseen global marketing, product, and partnership efforts for notable enterprise technology companies, including SAP and Veritas Technologies. Ali comes to Avalara from Loyakk, Inc., where he served as chief executive officer driving the creation, launch, and growth of the company’s portfolio of customer experience and customer success offerings across the globe.

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Appointment of Chief Marketing Officer: We announced the appointment of marketing veteran Jay Lee as chief marketing officer. His responsibilities include shaping the company’s global demand generation and communication strategies to drive commercial growth across markets and customer segments. Lee brings more than two decades of marketing and business management experience to Avalara. He has overseen B2B strategic marketing and business development teams at some of the world’s most recognizable companies including GE and American Express, and comes to Avalara from PayPal, where he served as the global head of marketing for the company’s Business Financing Solutions division.

Financial Outlook

For the first quarter of 2020, the Company currently expects:

•	ASC 606 total revenue between $107.5 and $108.5 million.
•	ASC 606 non-GAAP operating loss between $8.5 and $9.5 million.

For the full year 2020, the Company currently expects:

•	ASC 606 total revenue between $470.0 and $474.0 million.
•	ASC 606 non-GAAP operating loss between $18.0 and $22.0 million.

Conference Call Information

Avalara will host a conference call at 2:00 p.m. Pacific Time (or 5:00 p.m. Eastern Time) today, February 12, 2020, to discuss its financial results and business highlights. The conference call can be accessed by dialing (844) 882-5970 from the United States and Canada or (647) 253-8697 internationally with conference ID 2860179. A live webcast of the call will also be available on the Avalara investor relations website at investor.avalara.com.

A telephone replay of the conference call will be available until 8:59 p.m. Pacific Time on Wednesday, February 19, 2020 and a webcast replay will also be archived at investor.avalara.com. The telephone replay will be available by dialing (800) 585-8367 from the United States and Canada or (416) 621-4642 internationally with conference ID 2860179.

About Avalara, Inc.

Avalara helps businesses of all sizes get tax compliance right. In partnership with leading ERP, accounting, ecommerce, and other financial management system providers, Avalara delivers cloud-based compliance solutions for various transaction taxes, including sales and use, VAT, GST, excise, communications, lodging, and other indirect tax types. Headquartered in Seattle, Avalara has offices across the U.S. and around the world in Canada, the U.K., Belgium, Brazil, and India. More information at www.avalara.com.

Forward-Looking Statements

This press release and the accompanying conference call contain forward-looking statements including, among others, statements about our financial outlook for the first quarter and full year 2020. In some cases you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms.

These forward-looking statements involve risks, uncertainties, and assumptions that could cause actual performance or results to differ materially from those expressed or suggested by the forward-looking statements. If any of these risks or uncertainties materialize, or if any of our assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: our ability to sustain our revenue growth rate, to achieve or maintain profitability, and to effectively manage our anticipated growth; our ability to attract new customers on a cost-effective basis and the extent to which existing customers renew and upgrade their subscriptions; the timing of our introduction of new solutions or updates to existing solutions; our ability to successfully diversify our solutions by developing or introducing new solutions or acquiring and integrating additional businesses, products, services, or content; our ability to maintain and expand our strategic relationships with third parties; our ability to deliver our solutions to customers without disruption or delay; our exposure to liability from errors, delays, fraud, or system failures, which may not be covered by insurance; our ability to expand our international reach; and the risks described in the other filings we make with the Securities and Exchange Commission from time to time, including the risks described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and in any subsequent Quarterly Reports on Form 10-Q, all of which should be read in conjunction with our financial results and forward-looking statements. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Use of Non-GAAP Financial Measures

In addition to our results determined in accordance with GAAP, we have disclosed non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expense, non-GAAP sales and marketing expense, non-GAAP general and administrative expense, non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share, non-GAAP shares outstanding, free cash flow, and calculated billings, which are all non-GAAP financial measures. We have provided tabular reconciliations of each non-GAAP financial measure to its most directly comparable GAAP financial measure at the end of this release.

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We calculate non-GAAP cost of revenue, non-GAAP research and development expense, non-GAAP sales and marketing expense, and non-GAAP general and administrative expense as GAAP cost of revenue, GAAP research and development expense, GAAP sales and marketing expense, and GAAP general and administrative expense before stock-based compensation expense and the amortization of acquired intangible assets included in each of the expense categories.

•

We calculate non-GAAP gross profit as GAAP gross profit before stock-based compensation expense and the amortization of acquired intangibles included in cost of revenue. We calculate non-GAAP gross margin as GAAP gross margin before the impact of stock-based compensation expense and the amortization of acquired intangibles included in cost of revenue as a percentage of revenue.

•

We calculate non-GAAP operating loss as GAAP operating loss before stock-based compensation expense, amortization of acquired intangibles, and goodwill impairments. We calculate non-GAAP net loss as GAAP net loss before stock-based compensation expense, amortization of acquired intangibles, and goodwill impairments.

•

We calculate non-GAAP shares outstanding for 2018 as GAAP weighted-average shares outstanding during the period adjusted as if (1) the conversion of preferred stock into common stock and (2) the issuance of 8,625,000 shares of common stock in our IPO had both occurred as of January 1, 2018.

•	We calculate non-GAAP net loss per share as non-GAAP net loss divided by non-GAAP shares outstanding.
•	We define free cash flow as net cash (used in) provided by operating activities less cash used for the purchases of property and equipment.
•

We define calculated billings as total revenue plus the changes in deferred revenue and contract liabilities in the period. Because we recognize subscription revenue ratably over the subscription term, calculated billings can be used to measure our subscription sales activity for a particular period, to compare subscription sales activity across particular periods, and as an indicator of future subscription revenue, the actual timing of which will be affected by several factors, including subscription start date and duration.

Management uses these non-GAAP financial measures to understand and compare operating results across accounting periods, for internal budgeting and forecasting purposes, and to evaluate financial performance and liquidity. We believe that non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our results, prospects, and liquidity period-over-period without the impact of certain items that do not directly correlate to our performance and that may vary significantly from period to period for reasons unrelated to our operating performance, as well as comparing our financial results to those of other companies.

As a result of adoption of ASC 606 effective January 1, 2019, non-GAAP financial measures for the three months and year ended December 31, 2019, as computed in accordance with ASC 606, are not as comparable to non-GAAP financial measures for the three months and year ended December 31, 2018, which are computed in accordance with ASC 605. Except for calculated billings, the reconciliation of non-GAAP measures provided below includes additional information to reconcile the impacts of the adoption of ASC 606 on the non-GAAP financial measures for the three months and year ended December 31, 2019, including presentation of the non-GAAP measures for 2019 under ASC 605 for comparison to the prior periods.

The company has not reconciled its expectations of non-GAAP financial measures to the corresponding GAAP measures primarily because stock-based compensation expense cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort.

Our definitions of these non-GAAP financial measures may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, our non-GAAP financial measures should be considered in addition to, not as a substitute for, or in isolation from, measures prepared in accordance with GAAP. We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view non-GAAP financial measures in conjunction with the related GAAP financial measure.

Definitions of Key Business Metrics

We also use key business metrics, such as core customers and net revenue retention rate.

Core Customers

We believe core customers is a key indicator of our market penetration, growth, and potential future revenue. We use core customers as a metric to focus our customer count reporting on our primary target market segment. We define a core customer as:

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a unique account identifier in our billing system (multiple companies or divisions within a single consolidated enterprise that each have a separate unique account identifier are each treated as separate customers);

•	that is active as of the measurement date; and
•	for which we have recognized, as of the measurement date, greater than $3,000 in total revenue during the last twelve months.

Currently, our core customer count includes only customers with unique account identifiers in our primary U.S. billing systems and does not include customers who subscribe to our solutions through our international subsidiaries or certain legacy billing systems primarily related to past acquisitions that have not been integrated into our primary U.S. billing systems. As we increase our international operations and sales in future periods, we may add customers billed from our international subsidiaries to the core customer metric.

We also have a substantial number of customers of various sizes who do not meet the revenue threshold to be considered a core customer. These customers provide us with market share and awareness, and we anticipate that some may grow into core customers. We believe there is strategic value to addressing the small business and self-serve segment of the marketplace.

Net Revenue Retention Rate

We believe that our net revenue retention rate provides insight into our ability to retain and grow revenue from our customers, as well as their potential long-term value to us. We also believe it reflects the stability of our revenue base, which is one of our core competitive strengths. We calculate our net revenue retention rate by dividing (a) total revenue in the current quarter from any billing accounts that generated revenue during the corresponding quarter of the prior year by (b) total revenue in such corresponding quarter from those same billing accounts. This calculation includes changes during the period for such billing accounts, such as additional solutions purchased, changes in pricing and transaction volume, and terminations, but does not reflect revenue for new billing accounts added during the one-year period.

Currently, our net revenue retention rate includes only customers with unique account identifiers in our primary U.S. billing systems and does not include customers who subscribe to our solutions through our international subsidiaries or certain legacy billing systems primarily related to past acquisitions.

Reported Consolidated Results

AVALARA, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	For the Three Months Ended December 31,
	2019	2018
Revenue:
Subscription and returns	$99,956	$71,730
Professional services	7,671	5,193
Total revenue	107,627	76,923
Cost of revenue:
Subscription and returns	28,287	18,572
Professional services	4,592	3,700
Total cost of revenue (1)	32,879	22,272
Gross profit	74,748	54,651
Operating expenses:
Research and development (1)	25,619	13,577
Sales and marketing (1)	46,310	49,630
General and administrative (1)	18,154	10,816
Goodwill impairment	—	—
Total operating expenses	90,083	74,023
Operating loss	(15,335)	(19,372)
Other (income) expense:
Interest income	(1,786)	(742)
Interest expense	3	113
Other (income) expense, net	(1,559)	(160)
Total other (income) expense, net	(3,342)	(789)
Loss before income taxes	(11,993)	(18,583)
Provision for (benefit from) income taxes	326	(151)
Net loss	$(12,319)	$(18,432)

Net loss per share attributable to common shareholders, basic and diluted	$(0.16)	$(0.28)
Weighted average shares of common stock outstanding, basic and diluted	77,147	66,654

	For the Three Months Ended December 31,
(1) The stock-based compensation expense included above was as follows:	2019	2018
Cost of revenue	$845	$484
Research and development	1,966	908
Sales and marketing	2,325	1,818
General and administrative	3,307	1,300
Total stock-based compensation	$8,443	$4,510

The amortization of acquired intangibles included above was as follows:

Cost of revenue	$1,219	$1,114
Research and development	—	—
Sales and marketing	618	468
General and administrative	4	—
Total amortization of acquired intangibles	$1,841	$1,582

The total employer payroll tax expense on employee stock transactions included above was $0.5 million for the three months ended December 31, 2019, of which $0.1 million is included in cost of revenue, $0.1 million is included in research and development, $0.1 million is included in sales and marketing, and $0.2 million is included in general and administrative.

AVALARA, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	For the Year Ended December 31,
	2019	2018
Revenue:
Subscription and returns	$355,181	$254,056
Professional services	27,240	18,042
Total revenue	382,421	272,098
Cost of revenue:
Subscription and returns	97,824	66,556
Professional services	17,475	12,093
Total cost of revenue (1)	115,299	78,649
Gross profit	267,122	193,449
Operating expenses:
Research and development (1)	82,442	51,909
Sales and marketing (1)	168,634	168,817
General and administrative (1)	71,918	39,603
Goodwill impairment	—	9,174
Total operating expenses	322,994	269,503
Operating loss	(55,872)	(76,054)
Other (income) expense:
Interest income	(6,037)	(1,553)
Interest expense	289	2,608
Other (income) expense, net	(865)	(583)
Total other (income) expense, net	(6,613)	472
Loss before income taxes	(49,259)	(76,526)
Provision for (benefit from) income taxes	955	(976)
Net loss	$(50,214)	$(75,550)

Net loss per share attributable to common shareholders, basic and diluted	$(0.68)	$(1.95)
Weighted average shares of common stock outstanding, basic and diluted	73,345	38,692

	For the Year Ended December 31,
(1) The stock-based compensation expense included above was as follows:	2019	2018
Cost of revenue	$3,122	$1,665
Research and development	6,666	3,179
Sales and marketing	8,736	5,492
General and administrative	15,825	5,585
Total stock-based compensation	$34,349	$15,921

The amortization of acquired intangibles included above was as follows:

Cost of revenue	$4,854	$4,020
Research and development	—	—
Sales and marketing	2,271	1,951
General and administrative	15	17
Total amortization of acquired intangibles	$7,140	$5,988

The total employer payroll tax expense on employee stock transactions included above was $6.0 million for the year ended December 31, 2019, of which $0.6 million is included in cost of revenue, $1.0 million is included in research and development, $1.7 million is included in sales and marketing, and $2.7 million is included in general and administrative.

AVALARA, INC.

UNAUDITED CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31,	December 31,
	2019	2018
Assets
Current assets:
Cash and cash equivalents	$466,950	$142,322
Trade accounts receivable—net of allowance for doubtful accounts	51,644	40,287
Deferred commissions	9,279	—
Prepaid expenses and other current assets	14,127	11,307
Total current assets before customer fund assets	542,000	193,916
Funds held from customers	24,383	13,113
Receivable from customers—net of allowance for doubtful accounts	420	270
Total current assets	566,803	207,299
Noncurrent assets:
Deferred commissions	29,137	—
Operating lease right-of-use assets—net (1)	49,321	—
Property and equipment—net	34,997	33,373
Intangible assets—net	22,932	19,371
Goodwill	101,224	61,300
Other noncurrent assets	2,853	1,589
Total assets	$807,267	$322,932

Liabilities and shareholders' equity
Current liabilities:
Trade payables	11,693	4,847
Accrued expenses	62,104	42,101
Deferred revenue	160,271	125,260
Accrued earnout liabilities	4,120	116
Operating lease liabilities (1)	8,756	—
Total current liabilities before customer fund obligations	246,944	172,324
Customer fund obligations	24,783	13,349
Total current liabilities	271,727	185,673
Noncurrent liabilities:
Deferred revenue	970	9,393
Accrued earnout liabilities	9,835	—
Operating lease liabilities (1)	58,301	—
Deferred rent	—	17,317
Deferred tax liability	337	560
Other noncurrent liabilities	2,375	436
Total liabilities	343,545	213,379
Commitments and contingencies
Shareholders' equity:
Preferred stock	—	—
Common stock	8	7
Additional paid-in capital	976,627	599,493
Accumulated other comprehensive loss	(2,719)	(2,345)
Accumulated deficit	(510,194)	(487,602)
Total shareholders’ equity	463,722	109,553
Total liabilities and shareholders' equity	$807,267	$322,932

(1) Avalara adopted the new lease accounting standard for the year ended December 31, 2019.

AVALARA, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the Three Months Ended December 31,
	2019	2018
Cash flows from operating activities:
Net loss	$(12,319)	$(18,432)
Adjustments to reconcile net loss to net cash provided by operating activities
Stock-based compensation	8,443	4,510
Depreciation and amortization	4,123	3,412
Deferred tax expense (benefit)	(361)	(184)
Amortization of deferred rent	—	(41)
Non-cash operating lease costs	1,620	—
Non-cash change in earnout liability	(1,653)	28
Non-cash bad debt expense (recovery)	765	94
Other	112	33
Changes in operating assets and liabilities:
Trade accounts receivable	(3,214)	(5,656)
Prepaid expenses and other current assets	(270)	(2,162)
Deferred commissions	(5,934)	—
Other noncurrent assets	(434)	(259)
Trade payables	965	(1,066)
Accrued expenses	13,941	9,171
Deferred revenue	12,776	16,444
Operating lease liabilities	(1,605)	—
Deferred rent	—	1,144
Net cash provided by operating activities	16,955	7,036
Cash flows from investing activities:
Purchase of property and equipment	(2,984)	(2,569)
Net (increase) decrease in customer fund assets	(7,520)	(1,935)
Net cash used in investing activities	(10,504)	(4,504)
Cash flows from financing activities:
Proceeds from exercise of stock options and common stock warrants	6,436	1,254
Taxes paid related to net share settlement of stock-based awards	—	(39)
Payment related to business combination earnouts	—	(1,523)
Net increase (decrease) in customer fund obligations	7,520	1,935
Net cash provided by financing activities	13,956	1,627
Foreign currency effect on cash and cash equivalents	(20)	70
Net change in cash and cash equivalents	20,387	4,229
Cash and cash equivalents—Beginning of period	446,563	138,093
Cash and cash equivalents—End of period	$466,950	$142,322

AVALARA, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the Year Ended December 31,
	2019	2018
Cash flows from operating activities:
Net loss	$(50,214)	$(75,550)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Stock-based compensation	34,349	15,921
Depreciation and amortization	15,807	12,802
Goodwill impairment	—	9,174
Deferred tax expense (benefit)	(223)	(1,294)
Amortization of deferred rent	—	190
Non-cash operating lease costs	5,000	—
Non-cash change in earnout liability	(1,043)	(402)
Non-cash bad debt expense (recovery)	1,367	(288)
Other	340	559
Changes in operating assets and liabilities:
Trade accounts receivable	(12,862)	(13,508)
Prepaid expenses and other current assets	(3,544)	(4,850)
Deferred commissions	(19,149)	—
Other noncurrent assets	(1,265)	(808)
Trade payables	5,783	(4,419)
Accrued expenses	16,246	15,266
Deferred revenue	37,558	42,422
Operating lease liabilities	(5,764)	—
Deferred rent	—	1,723
Net cash provided by (used in) operating activities	22,386	(3,062)
Cash flows from investing activities:
Purchase of property and equipment	(10,180)	(15,483)
Cash paid for acquisitions of businesses	(30,310)	—
Cash paid for acquired intangible assets	(139)	(5,002)
Net (increase) decrease in customer fund assets	(11,506)	118
Net cash used in investing activities	(52,135)	(20,367)
Cash flows from financing activities:
Proceeds from common stock offering, net of underwriting discounts	274,705	192,510
Payments of deferred financing costs	(555)	(2,084)
Payments on credit facility	—	(63,000)
Proceeds from credit facility	—	23,000
Repayment of note payable	—	(234)
Proceeds from exercise of stock options and common stock warrants	58,019	7,041
Proceeds from purchases of stock under employee stock purchase plan	12,293	—
Taxes paid related to net share settlement of stock-based awards	(1,183)	(2,365)
Repurchase of shares	—	(1,806)
Payment related to business combination earnouts	(375)	(1,523)
Net increase (decrease) in customer fund obligations	11,506	(118)
Net cash provided by financing activities	354,410	151,421
Foreign currency effect on cash and cash equivalents	(33)	255
Net change in cash and cash equivalents	324,628	128,247
Cash and cash equivalents—Beginning of period	142,322	14,075
Cash and cash equivalents—End of period	$466,950	$142,322

AVALARA, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

RECONCILIATION OF THE IMPACTS FROM THE ADOPTION OF THE NEW REVENUE RECOGNITION STANDARD (ASC 606)

(in thousands, except per share amounts)

	For the Three Months Ended December 31,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Revenue:
Subscription and returns	$99,956	$56	$100,012	$71,730
Professional services	7,671	(8)	7,663	5,193
Total revenue	107,627	48	107,675	76,923
Cost of revenue:
Subscription and returns	28,287	—	28,287	18,572
Professional services	4,592	—	4,592	3,700
Total cost of revenue	32,879	—	32,879	22,272
Gross profit	74,748	48	74,796	54,651
Operating expenses:
Research and development	25,619	—	25,619	13,577
Sales and marketing	46,310	5,934	52,244	49,630
General and administrative	18,154	—	18,154	10,816
Goodwill impairment	—	—	—	—
Total operating expenses	90,083	5,934	96,017	74,023
Operating loss	(15,335)	(5,886)	(21,221)	(19,372)
Other (income) expense:
Interest income	(1,786)	—	(1,786)	(742)
Interest expense	3	—	3	113
Other (income) expense, net	(1,559)	—	(1,559)	(160)
Total other (income) expense, net	(3,342)	—	(3,342)	(789)
Loss before income taxes	(11,993)	(5,886)	(17,879)	(18,583)
Provision for (benefit from) income taxes	326	—	326	(151)
Net loss	$(12,319)	$(5,886)	$(18,205)	$(18,432)

Net loss per share attributable to common shareholders, basic and diluted	$(0.16)	$(0.08)	$(0.24)	$(0.28)
Weighted average shares of common stock outstanding, basic and diluted	77,147		77,147	66,654

AVALARA, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

RECONCILIATION OF THE IMPACTS FROM THE ADOPTION OF THE NEW REVENUE RECOGNITION STANDARD (ASC 606)

(in thousands, except per share amounts)

	For the Year Ended December 31,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Revenue:
Subscription and returns	$355,181	$744	$355,925	$254,056
Professional services	27,240	(158)	27,082	18,042
Total revenue	382,421	586	383,007	272,098
Cost of revenue:
Subscription and returns	97,824	—	97,824	66,556
Professional services	17,475	—	17,475	12,093
Total cost of revenue	115,299	—	115,299	78,649
Gross profit	267,122	586	267,708	193,449
Operating expenses:
Research and development	82,442	—	82,442	51,909
Sales and marketing	168,634	19,149	187,783	168,817
General and administrative	71,918	—	71,918	39,603
Goodwill impairment	—	—	—	9,174
Total operating expenses	322,994	19,149	342,143	269,503
Operating loss	(55,872)	(18,563)	(74,435)	(76,054)
Other (income) expense:
Interest income	(6,037)	—	(6,037)	(1,553)
Interest expense	289	—	289	2,608
Other (income) expense, net	(865)	—	(865)	(583)
Total other (income) expense, net	(6,613)	—	(6,613)	472
Loss before income taxes	(49,259)	(18,563)	(67,822)	(76,526)
Provision for (benefit from) income taxes	955	—	955	(976)
Net loss	$(50,214)	$(18,563)	$(68,777)	$(75,550)

Net loss per share attributable to common shareholders, basic and diluted	$(0.68)	$(0.25)	$(0.94)	$(1.95)
Weighted average shares of common stock outstanding, basic and diluted	73,345		73,345	38,692

AVALARA, INC.

CONSOLIDATED BALANCE SHEETS

RECONCILIATION OF THE IMPACTS FROM THE ADOPTION OF THE NEW REVENUE RECOGNITION STANDARD (ASC 606)

(in thousands)

	December 31,			December 31,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Assets
Current assets:
Cash and cash equivalents	$466,950	$—	$466,950	$142,322
Trade accounts receivable—net of allowance for doubtful accounts	51,644	1,181	52,825	40,287
Deferred commissions	9,279	(9,279)	—	—
Prepaid expenses and other current assets	14,127	—	14,127	11,307
Total current assets before customer fund assets	542,000	(8,098)	533,902	193,916
Funds held from customers	24,383	—	24,383	13,113
Receivable from customers—net of allowance for doubtful accounts	420	—	420	270
Total current assets	566,803	(8,098)	558,705	207,299
Noncurrent assets:
Deferred commissions	29,137	(29,137)	—	—
Operating lease right-of-use assets—net	49,321	—	49,321	—
Property and equipment—net	34,997	—	34,997	33,373
Intangible assets—net	22,932	—	22,932	19,371
Goodwill	101,224	—	101,224	61,300
Other noncurrent assets	2,853	—	2,853	1,589
Total assets	$807,267	$(37,235)	$770,032	$322,932

Liabilities and shareholders' equity
Current liabilities:
Trade payables	11,693	—	11,693	4,847
Accrued expenses	62,104	(5,197)	56,907	42,101
Deferred revenue	160,271	6,125	166,396	125,260
Accrued earnout liabilities	4,120	—	4,120	116
Operating lease liabilities	8,756	—	8,756	—
Total current liabilities before customer fund obligations	246,944	928	247,872	172,324
Customer fund obligations	24,783	—	24,783	13,349
Total current liabilities	271,727	928	272,655	185,673
Noncurrent liabilities:
Deferred revenue	970	8,020	8,990	9,393
Accrued earnout liabilities	9,835	—	9,835	—
Operating lease liabilities	58,301	—	58,301	—
Deferred rent	—	—	—	17,317
Deferred tax liability	337	—	337	560
Other noncurrent liabilities	2,375	—	2,375	436
Total liabilities	343,545	8,948	352,493	213,379
Commitments and contingencies
Shareholders' equity:
Preferred stock	—	—	—	—
Common stock	8	—	8	7
Additional paid-in capital	976,627	—	976,627	599,493
Accumulated other comprehensive loss	(2,719)	—	(2,719)	(2,345)
Accumulated deficit	(510,194)	(46,183)	(556,377)	(487,602)
Total shareholders’ equity	463,722	(46,183)	417,539	109,553
Total liabilities and shareholders' equity	$807,267	$(37,235)	$770,032	$322,932

AVALARA, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

RECONCILIATION OF THE IMPACTS FROM THE ADOPTION OF THE NEW REVENUE RECOGNITION STANDARD (ASC 606)

(in thousands)

	For the Three Months Ended December 31,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Cash flows from operating activities:
Net loss	$(12,319)	$(5,886)	$(18,205)	$(18,432)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation	8,443	—	8,443	4,510
Depreciation and amortization	4,123	—	4,123	3,412
Deferred tax expense (benefit)	(361)	—	(361)	(184)
Amortization of deferred rent	—	—	—	(41)
Non-cash operating lease costs	1,620	—	1,620	—
Non-cash change in earnout liability	(1,653)	—	(1,653)	28
Non-cash bad debt expense (recovery)	765	—	765	94
Other	112	—	112	33
Changes in operating assets and liabilities:
Trade accounts receivable	(3,214)	(136)	(3,350)	(5,656)
Prepaid expenses and other current assets	(270)	—	(270)	(2,162)
Deferred commissions	(5,934)	5,934	—	—
Other noncurrent assets	(434)	—	(434)	(259)
Trade payables	965	—	965	(1,066)
Accrued expenses	13,941	(354)	13,587	9,171
Deferred revenue	12,776	442	13,218	16,444
Operating lease liabilities	(1,605)	—	(1,605)	—
Deferred rent	—	—	—	1,144
Net cash provided by operating activities	16,955	—	16,955	7,036
Cash flows from investing activities:
Purchase of property and equipment	(2,984)	—	(2,984)	(2,569)
Net (increase) decrease in customer fund assets	(7,520)	—	(7,520)	(1,935)
Net cash (used in) provided by investing activities	(10,504)	—	(10,504)	(4,504)
Cash flows from financing activities:
Proceeds from exercise of stock options and common stock warrants	6,436	—	6,436	1,254
Taxes paid related to net share settlement of stock-based awards	—	—	—	(39)
Payment related to business combination earnouts	—	—	—	(1,523)
Net increase (decrease) in customer fund obligations	7,520	—	7,520	1,935
Net cash (used in) provided by financing activities	13,956	—	13,956	1,627
Foreign currency effect on cash and cash equivalents	(20)	—	(20)	70
Net change in cash and cash equivalents	20,387	—	20,387	4,229
Cash and cash equivalents—Beginning of period	446,563	—	446,563	138,093
Cash and cash equivalents—End of period	$466,950	$—	$466,950	$142,322

AVALARA, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

RECONCILIATION OF THE IMPACTS FROM THE ADOPTION OF THE NEW REVENUE RECOGNITION STANDARD (ASC 606)

(in thousands)

	For the Year Ended December 31,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Cash flows from operating activities:
Net loss	$(50,214)	(18,563)	$(68,777)	$(75,550)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Stock-based compensation	34,349	—	34,349	15,921
Depreciation and amortization	15,807	—	15,807	12,802
Goodwill impairment	—	—	—	9,174
Deferred tax expense (benefit)	(223)	—	(223)	(1,294)
Amortization of deferred rent	—	—	—	190
Non-cash operating lease costs	5,000	—	5,000	-
Non-cash change in earnout liability	(1,043)	—	(1,043)	(402)
Non-cash bad debt expense (recovery)	1,367	—	1,367	(288)
Other	340	—	340	559
Changes in operating assets and liabilities:
Trade accounts receivable	(12,862)	(372)	(13,234)	(13,508)
Prepaid expenses and other current assets	(3,544)	—	(3,544)	(4,850)
Deferred commissions	(19,149)	19,149	—	—
Other noncurrent assets	(1,265)	—	(1,265)	(808)
Trade payables	5,783	—	5,783	(4,419)
Accrued expenses	16,246	(3,107)	13,139	15,266
Deferred revenue	37,558	2,893	40,451	42,422
Operating lease liabilities	(5,764)	—	(5,764)	—
Deferred rent	—	—	—	1,723
Net cash provided by (used in) operating activities	22,386	—	22,386	(3,062)
Cash flows from investing activities:
Purchase of property and equipment	(10,180)	—	(10,180)	(15,483)
Cash paid for acquisitions of businesses	(30,310)	—	(30,310)	—
Cash paid for acquired intangible assets	(139)	—	(139)	(5,002)
Net (increase) decrease in customer fund assets	(11,506)	—	(11,506)	118
Net cash used in investing activities	(52,135)	—	(52,135)	(20,367)
Cash flows from financing activities:
Proceeds from common stock offering, net of underwriting discounts	274,705	—	274,705	192,510
Payments of deferred financing costs	(555)	—	(555)	(2,084)
Payments on credit facility	—	—	—	(63,000)
Proceeds from credit facility	—	—	—	23,000
Repayment of note payable	—	—	—	(234)
Proceeds from exercise of stock options and common stock warrants	58,019	—	58,019	7,041
Proceeds from purchases of stock under employee stock purchase plan	12,293	—	12,293	—
Taxes paid related to net share settlement of stock-based awards	(1,183)	—	(1,183)	(2,365)
Repurchase of shares	—	—	—	(1,806)
Payment related to business combination earnouts	(375)	—	(375)	(1,523)
Net increase (decrease) in customer fund obligations	11,506	—	11,506	(118)
Net cash provided by financing activities	354,410	—	354,410	151,421
Foreign currency effect on cash and cash equivalents	(33)	—	(33)	255
Net change in cash and cash equivalents	324,628	—	324,628	128,247
Cash and cash equivalents—Beginning of period	142,322	—	142,322	14,075
Cash and cash equivalents—End of period	$466,950	$—	$466,950	$142,322

AVALARA, INC.

UNAUDITED PRESENTATION AND RECONCILIATION TO NON-GAAP FINANCIAL MEASURES

RECONCILIATION OF THE IMPACTS FROM THE ADOPTION OF THE NEW REVENUE RECOGNITION STANDARD (ASC 606)

(in thousands, except per share amounts)

The following schedules reflect our non-GAAP financial measures and reconcile our non-GAAP financial measures to the related GAAP financial measures:

Summary of Non-GAAP Financial Measures:

	For the Three Months Ended December 31,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Non-GAAP cost of revenue	$30,815	$—	$30,815	$20,674
Non-GAAP gross profit	76,812	48	76,860	56,249
Non-GAAP gross margin	71%	0%	71%	73%
Non-GAAP research and development expense	$23,653	$—	$23,653	$12,669
Non-GAAP sales and marketing expense	43,367	5,934	49,301	47,344
Non-GAAP general and administrative expense	14,843	—	14,843	9,516
Non-GAAP operating loss	(5,051)	(5,886)	(10,937)	(13,280)
Non-GAAP net loss	(2,035)	(5,886)	(7,921)	(12,340)
Non-GAAP net loss per share	(0.03)	(0.08)	(0.10)	(0.19)
Free cash flow	$13,971	$—	$13,971	$4,467

	For the Year Ended December 31,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Non-GAAP cost of revenue	$107,323	$—	$107,323	$72,964
Non-GAAP gross profit	275,098	586	275,684	199,134
Non-GAAP gross margin	72%	0%	72%	73%
Non-GAAP research and development expense	$75,776	$—	$75,776	$48,730
Non-GAAP sales and marketing expense	157,627	19,149	176,776	161,374
Non-GAAP general and administrative expense	56,078	—	56,078	34,001
Non-GAAP operating loss	(14,383)	(18,563)	(32,946)	(44,971)
Non-GAAP net loss	(8,725)	(18,563)	(27,288)	(44,467)
Non-GAAP net loss per share	(0.12)	(0.25)	(0.37)	(0.67)
Free cash flow	$12,206	$—	$12,206	$(18,545)

Reconciliation of Non-GAAP Financial Measures:

	For the Three Months Ended December 31,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Reconciliation of Non-GAAP Cost of Revenue:
Cost of revenue	$32,879	$—	$32,879	$22,272
Stock-based compensation expense	(845)	—	(845)	(484)
Amortization of acquired intangibles	(1,219)	—	(1,219)	(1,114)
Non-GAAP Cost of Revenue	$30,815	$—	$30,815	$20,674

Reconciliation of Non-GAAP Gross Profit:
Gross Profit	$74,748	$48	$74,796	$54,651
Stock-based compensation expense	845	—	845	484
Amortization of acquired intangibles	1,219	—	1,219	1,114
Non-GAAP Gross Profit	$76,812	$48	$76,860	$56,249

Reconciliation of Non-GAAP Gross Margin:
Gross margin	69%	0%	69%	71%
Stock-based compensation expense as a percentage of revenue	1%	0%	1%	1%
Amortization of acquired intangibles as a percentage of revenue	1%	0%	1%	1%
Non-GAAP Gross Margin	71%	0%	71%	73%

Reconciliation of Non-GAAP Research and Development Expense:
Research and development	$25,619	$—	$25,619	$13,577
Stock-based compensation expense	(1,966)	—	(1,966)	(908)
Amortization of acquired intangibles	—	—	—	—
Non-GAAP Research and Development Expense	$23,653	$—	$23,653	$12,669

Reconciliation of Non-GAAP Sales and Marketing Expense:
Sales and marketing	$46,310	$5,934	$52,244	$49,630
Stock-based compensation expense	(2,325)	—	(2,325)	(1,818)
Amortization of acquired intangibles	(618)	—	(618)	(468)
Non-GAAP Sales and Marketing Expense	$43,367	$5,934	$49,301	$47,344

Reconciliation of Non-GAAP General and Administrative Expense:
General and administrative	$18,154	$—	$18,154	$10,816
Stock-based compensation expense	(3,307)	—	(3,307)	(1,300)
Amortization of acquired intangibles	(4)	—	(4)	—
Non-GAAP General and Administrative Expense	$14,843	$—	$14,843	$9,516

Reconciliation of Non-GAAP Operating Loss:
Operating loss	$(15,335)	$(5,886)	$(21,221)	$(19,372)
Stock-based compensation expense	8,443	—	8,443	4,510
Amortization of acquired intangibles	1,841	—	1,841	1,582
Goodwill impairment	—	—	—	—
Non-GAAP Operating Loss	$(5,051)	$(5,886)	$(10,937)	$(13,280)

Reconciliation of Non-GAAP Net Loss:
Net loss	$(12,319)	$(5,886)	$(18,205)	$(18,432)
Stock-based compensation expense	8,443	—	8,443	4,510
Amortization of acquired intangibles	1,841	—	1,841	1,582
Goodwill impairment	—	—	—	—
Non-GAAP Net Loss	$(2,035)	$(5,886)	$(7,921)	$(12,340)

Reconciliation of Non-GAAP Net Loss Per Share:
Net loss per share	$(0.16)	$(0.08)	$(0.24)	$(0.28)
Stock-based compensation expense per share	0.11	—	0.11	0.07
Amortization of acquired intangibles per share	0.02	—	0.02	0.02
Goodwill impairment per share	—	—	—	—
Non-GAAP unweighted adjustment to common and preferred shares issued per share	—	—	—	—
Non-GAAP Net Loss Per Share	$(0.03)	$(0.08)	$(0.10)	$(0.19)

Computation of Non-GAAP Shares Outstanding:
Weighted average shares of common stock outstanding used in computing net loss per share	77,147	—	77,147	66,654
Non-GAAP adjustment to common and preferred shares issued	—	—	—	—
Non-GAAP Shares Outstanding Used in Computing Non-GAAP Net Loss Per Share	77,147	—	77,147	66,654

Free Cash Flow:
Net cash (used in) provided by operating activities	$16,955	$—	$16,955	$7,036
Purchases of property and equipment	(2,984)	—	(2,984)	(2,569)
Free Cash Flow	$13,971	$—	$13,971	$4,467

	For the Year Ended December 31,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Reconciliation of Non-GAAP Cost of Revenue:
Cost of revenue	$115,299	$—	$115,299	$78,649
Stock-based compensation expense	(3,122)	—	(3,122)	(1,665)
Amortization of acquired intangibles	(4,854)	—	(4,854)	(4,020)
Non-GAAP Cost of Revenue	$107,323	$—	$107,323	$72,964

Reconciliation of Non-GAAP Gross Profit:
Gross Profit	$267,122	$586	$267,708	$193,449
Stock-based compensation expense	3,122	—	3,122	1,665
Amortization of acquired intangibles	4,854	—	4,854	4,020
Non-GAAP Gross Profit	$275,098	$586	$275,684	$199,134

Reconciliation of Non-GAAP Gross Margin:
Gross margin	70%	0%	70%	71%
Stock-based compensation expense as a percentage of revenue	1%	0%	1%	1%
Amortization of acquired intangibles as a percentage of revenue	1%	0%	1%	1%
Non-GAAP Gross Margin	72%	0%	72%	73%

Reconciliation of Non-GAAP Research and Development Expense:
Research and development	$82,442	$—	$82,442	$51,909
Stock-based compensation expense	(6,666)	—	(6,666)	(3,179)
Amortization of acquired intangibles	—	—	—	—
Non-GAAP Research and Development Expense	$75,776	$—	$75,776	$48,730

Reconciliation of Non-GAAP Sales and Marketing Expense:
Sales and marketing	$168,634	$19,149	$187,783	$168,817
Stock-based compensation expense	(8,736)	—	(8,736)	(5,492)
Amortization of acquired intangibles	(2,271)	—	(2,271)	(1,951)
Non-GAAP Sales and Marketing Expense	$157,627	$19,149	$176,776	$161,374

Reconciliation of Non-GAAP General and Administrative Expense:
General and administrative	$71,918	$—	$71,918	$39,603
Stock-based compensation expense	(15,825)	—	(15,825)	(5,585)
Amortization of acquired intangibles	(15)	—	(15)	(17)
Non-GAAP General and Administrative Expense	$56,078	$—	$56,078	$34,001

Reconciliation of Non-GAAP Operating Loss:
Operating loss	$(55,872)	$(18,563)	$(74,435)	$(76,054)
Stock-based compensation expense	34,349	—	34,349	15,921
Amortization of acquired intangibles	7,140	—	7,140	5,988
Goodwill impairment	—	—	—	9,174
Non-GAAP Operating Loss	$(14,383)	$(18,563)	$(32,946)	$(44,971)

Reconciliation of Non-GAAP Net Loss:
Net loss	$(50,214)	$(18,563)	$(68,777)	$(75,550)
Stock-based compensation expense	34,349	—	34,349	15,921
Amortization of acquired intangibles	7,140	—	7,140	5,988
Goodwill impairment	—	—	—	9,174
Non-GAAP Net Loss	$(8,725)	$(18,563)	$(27,288)	$(44,467)

Reconciliation of Non-GAAP Net Loss Per Share:
Net loss per share	$(0.68)	$(0.25)	$(0.94)	$(1.95)
Stock-based compensation expense per share	0.47	—	0.47	0.41
Amortization of acquired intangibles per share	0.10	—	0.10	0.15
Goodwill impairment per share	—	—	—	0.24
Non-GAAP unweighted adjustment to common and preferred shares issued (1) per share	—	—	—	0.48
Non-GAAP Net Loss Per Share	$(0.12)	$(0.25)	$(0.37)	$(0.67)

Computation of Non-GAAP Shares Outstanding:
Weighted average shares of common stock outstanding used in computing net loss per share	73,345	—	73,345	38,692
Non-GAAP adjustment to common and preferred shares issued (1)	—	—	—	27,555
Non-GAAP Shares Outstanding Used in Computing Non-GAAP Net Loss Per Share	73,345	—	73,345	66,247

Free Cash Flow:
Net cash (used in) provided by operating activities	$22,386	$—	$22,386	$(3,062)
Purchases of property and equipment	(10,180)	—	(10,180)	(15,483)
Free Cash Flow	$12,206	$—	$12,206	$(18,545)

(1)   The Company’s IPO closed on June 19, 2018 and 8,625,000 shares of common stock were issued. In connection with the IPO, the Company’s outstanding convertible preferred stock converted into 50,888,014 shares of common stock. See description of adjustment in “Use of Non-GAAP Financial Measures” section.

AVALARA, INC.

UNAUDITED PRESENTATION OF CALCULATED BILLINGS

	Three Months Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019 (1)	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Total revenue	$107,627	$98,525	$91,299	$84,970	$76,923	$69,919	$63,879	$61,377
Add:
Deferred revenue (end of period)	161,241	148,466	138,811	132,714	134,653	118,209	109,344	103,878
Contract liabilities (end of period)	5,197	4,843	4,508	4,208	—	—	—	—
Impact of adoption of ASC 606 on deferred revenue	—	—	—	11,250	—	—	—	—
Less:
Deferred revenue (beginning of period)	(148,466)	(138,811)	(132,714)	(134,653)	(118,209)	(109,344)	(103,878)	(92,231)
Contract liabilities (beginning of period)	(4,843)	(4,508)	(4,208)	—	—	—	—	—
Impact of adoption of ASC 606 on contract liabilities	—	—	—	(2,090)	—	—	—	—
Calculated billings	$120,756	$108,515	$97,696	$96,399	$93,367	$78,784	$69,345	$73,024

(1)	The first quarter of 2019 includes reconciling adjustments to exclude the one-time impact of adoption of ASC 606 as of January 1, 2019.

AVALARA, INC.

UNAUDITED PRESENTATION OF KEY BUSINESS METRICS

	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Number of core customers (as of end of period)	11,960	11,240	10,430	9,700	9,070	8,490	8,080	7,760
Net revenue retention rate	111%	113%	111%	107%	108%	105%	108%	109%

AVALARA, INC.

UNAUDITED CORRECTED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

In preparing our 2019 annual financial statements, we discovered an immaterial error in recording deferred sales commissions for the first three quarters of 2019 impacting our previously reported ASC 606 financial results. In the tables below, we have presented for each of the first three quarters of 2019 our Unaudited Consolidated Statements of Operations as previously reported and as corrected. The correction to sales commission expense resulted in additional sales and marketing expenses of $1.1 million, $1.1 million, and $0.9 million for each of the three-month periods ended March 31, 2019, June 30, 2019, and September 30, 2019, respectively. There is no change to our previously reported ASC 605 financial results.

	For the Three Months Ended
	September 30, 2019		June 30, 2019		March 31, 2019
	As Reported	As Corrected	As Reported	As Corrected	As Reported	As Corrected
Revenue:
Subscription and returns	$91,986	$91,986	$85,008	$85,008	$78,231	$78,231
Professional services	6,539	6,539	6,291	6,291	6,739	6,739
Total revenue	98,525	98,525	91,299	91,299	84,970	84,970
Cost of revenue:
Subscription and returns	25,621	25,621	22,938	22,938	20,978	20,978
Professional services	4,157	4,157	4,397	4,397	4,329	4,329
Total cost of revenue	29,778	29,778	27,335	27,335	25,307	25,307
Gross profit	68,747	68,747	63,964	63,964	59,663	59,663
Operating expenses:
Research and development	21,871	21,871	18,996	18,996	15,956	15,956
Sales and marketing	40,313	41,263	40,678	41,742	38,208	39,319
General and administrative	20,511	20,511	18,019	18,019	15,234	15,234
Total operating expenses	82,695	83,645	77,693	78,757	69,398	70,509
Operating loss	(13,948)	(14,898)	(13,729)	(14,793)	(9,735)	(10,846)
Other (income) expense:
Interest income	(2,202)	(2,202)	(1,282)	(1,282)	(767)	(767)
Interest expense	2	2	173	173	111	111
Other (income) expense, net	265	265	381	381	48	48
Total other (income) expense, net	(1,935)	(1,935)	(728)	(728)	(608)	(608)
Loss before income taxes	(12,013)	(12,963)	(13,001)	(14,065)	(9,127)	(10,238)
Provision for (benefit from) income taxes	341	341	172	172	116	116
Net loss	$(12,354)	$(13,304)	$(13,173)	$(14,237)	$(9,243)	$(10,354)

Net loss per share attributable to common shareholders, basic and diluted	$(0.16)	$(0.17)	$(0.18)	$(0.20)	$(0.14)	$(0.15)
Weighted average shares of common stock outstanding, basic and diluted	76,156	76,156	71,568	71,568	68,381	68,381

AVALARA, INC.

UNAUDITED CORRECTED CONSOLIDATED STATEMENTS OF OPERATIONS AS A PERCENT OF REVENUE

	For the Three Months Ended
	September 30, 2019		June 30, 2019		March 31, 2019
	As Reported	As Corrected	As Reported	As Corrected	As Reported	As Corrected
Revenue:
Subscription and returns	93%	93%	93%	93%	92%	92%
Professional services	7%	7%	7%	7%	8%	8%
Total revenue	100%	100%	100%	100%	100%	100%
Cost of revenue:
Subscription and returns	26%	26%	25%	25%	25%	25%
Professional services	4%	4%	5%	5%	5%	5%
Total cost of revenue	30%	30%	30%	30%	30%	30%
Gross profit	70%	70%	70%	70%	70%	70%
Operating expenses:
Research and development	22%	22%	21%	21%	19%	19%
Sales and marketing	41%	42%	45%	46%	45%	46%
General and administrative	21%	21%	20%	20%	18%	18%
Total operating expenses	84%	85%	85%	86%	82%	83%
Operating loss	(14)%	(15)%	(15)%	(16)%	(11)%	(13)%
Other (income) expense:
Interest income	(2)%	(2)%	(1)%	(1)%	(1)%	(1)%
Interest expense	0%	0%	0%	0%	0%	0%
Other (income) expense, net	0%	0%	0%	0%	0%	0%
Total other (income) expense, net	(2)%	(2)%	(1)%	(1)%	(1)%	(1)%
Loss before income taxes	(12)%	(13)%	(14)%	(15)%	(11)%	(12)%
Provision for (benefit from) income taxes	0%	0%	0%	0%	0%	0%
Net loss	(13)%	(14)%	(14)%	(16)%	(11)%	(12)%

Investor Contact

Greg McDowell

ICR, LLC

investor@avalara.com

206-641-2425

Media Contact

Jesse Hamlin

Avalara

media@avalara.com

518-281-0631